SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

First Capital, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST CAPITAL, INC.

220 Federal Drive, N.W.

Corydon, Indiana 47112

(812) 738-2198

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 19, 2010

[Shareholder Name

Address

City, State Zip Code]

As part of our efforts to cut unnecessary expenses and conserve the environment, First Capital, Inc. has elected to provide Internet access to the proxy statement for our 2010 annual meeting of shareholders and our 2009 annual report to shareholders, rather than mailing paper copies of the materials. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at:

http://www.cfpproxy.com/4684

The annual meeting of shareholders will be held at First Harrison Bank’s main office, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, May 19, 2010, at 12:00 noon, local time. The matters to be acted on are:

1.	The election of five directors to serve for a term of three years;

2.	The ratification of the selection of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

3.	The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

The Board of Directors of First Capital, Inc. recommends voting “FOR” the above proposals. To vote, you must have been a shareholder at the close of business on March 25, 2010.

On or about April 19, 2010, we will mail to you a proxy card that will reflect the proposals to be voted on at the annual meeting. You may vote by mail or in person. If you wish to vote by mail, simply cast your vote on the proxy card that you will receive and sign, date and return it in the accompanying business reply envelope. We ask that you cast your vote promptly. Thank you for your continued support!

This communication presents only an overview of the complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper copy of the proxy materials, you can request one at any time. There is no charge to you for requesting a copy. Please make your request for a copy of the documents by May 5, 2010 to ensure delivery before the shareholder meeting.

To request a paper copy of these items, you will need your Shareholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

•	Call our toll-free number, (800) 951-2405; or

•	Visit our website at http://www.cfpproxy.com/4684; or

•	Send us an email at fulfillment@rtco.com and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

Shareholder Control Number: